UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

[Missing Graphic Reference]
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

CHINA ENVIRONMENTAL PROTECTION, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53783	75-3255056
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
West Garden, Gaocheng Town
Yixing City, Jiangsu Province
People’s Republic of China 214214
(Address of registrant’s principal executive office)

86-510-87838598
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

China Environmental Protection, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on April 14, 2011 to report a change in the Company’s certifying accountant (the “Original Filing”). This Amendment No. 1 to Form 8-K (this “Amendment”) supplements the Original Filing in order to incorporate a letter from Friedman LLP (“Friedman”), dated April 27, 2011 and filed as Exhibit 16.1 hereto, stating whether Friedman agrees with the statements made in the Original Filing as they relate to Friedman.

Except as described above, no other changes have been made to the Original Filing and this Amendment does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

16.1	Letter from Friedman LLP dated April 27, 2011 to the Securities and Exchange Commission regarding change of Independent Registered Public Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENVIRONMENTAL PROTECTION, INC.

By:	/s/ Boping Li
Name:	Boping Li
Title:	Chief Executive Officer
Date:    May 5, 2011